EXHIBIT 10.1

AMENDMENT TO

401(k) PLAN

Morgan Stanley & Co. Incorporated (the “Corporation”) hereby amends the Morgan Stanley 401(k) Plan (the “401(k) Plan”) as follows:

1. Effective at the end of May 31, 2011, Section 1, Definitions, shall be amended by inserting the following at the end of the definition of “Company”:

“Beginning after May 31, 2011, ‘Company’ means Morgan Stanley Domestic Holdings Inc., a Delaware corporation, which shall be the Plan’s sponsor.”

2. Effective at the end of May 31, 2011, Section 8, Employee Stock Ownership Plan, shall be amended by inserting the following at the end of the first paragraph of subsection (a) thereof:

“Effective at the end of May 31, 2011, sponsorship of the Plan was transferred from Morgan Stanley & Co. Incorporated to Morgan Stanley Domestic Holdings, Inc. Such transfer of sponsorship is not intended to affect the continuing status of the ESOP component of the Plan as an ESOP within the meaning of Code section 4975(e)(7) and Treas. Reg. section 54.4975-11(a)(2).”

3. Effective at the end of May 31, 2011, Section 19, Amendment and Termination, shall be amended by inserting the following after the penultimate sentence of each of the first paragraphs of subsections (a) and (b) thereof:

“Beginning after May 31, 2011, the preceding sentence shall no longer apply and the Company’s Board of Directors has delegated its authority in respect of the Plan to the Management Committee of Morgan Stanley & Co. LLC.”

4. Effective at the end of May 31, 2011, Appendix B, Morgan Stanley Participating Companies, shall be amended by updating the reference therein to “Morgan Stanley & Co. Incorporated” as follows:

“Morgan Stanley & Co. LLC (but only to the extent          06/01/2011

“provided by the otherwise applicable terms of the Plan)

“(formerly known as Morgan Stanley & Co. Incorporated, a Participating Company in the Plan from 07/01/1970 to 05/31/2011)”

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IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed on its behalf as of this 1st day of June, 2011.

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ JEFFREY BRODSKY
Title:	Global Head of Human Resources

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